[Logo] M F S(SM)
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)






                         MASSACHUSETTS INVESTORS GROWTH
                         STOCK FUND

                         SEMIANNUAL REPORT o MAY 31, 1998











                    ----------------------------------------
                    Now two MFS(R) IRA choices (see page 32)
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

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                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS(R) INVESTMENT MANAGEMENT(SM)


---------------------------    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
[Photo of A. Keith Brodkin]    unexpectedly at age 62. His thoughtful
                               letters to shareholders on the markets and
---------------------------    economy have been an integral part of
   MFS shareholder reports like this one for many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33


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   HIGHLIGHTS
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   o FOR THE SIX MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED
     A TOTAL RETURN AT NET ASSET VALUE OF 17.51%, CLASS B SHARES 17.10%, CLASS C SHARES 17.04%, AND CLASS I SHARES 17.66%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND BENEFITED FROM EARNINGS GROWTH FOR THE MAJORITY OF THE COMPANIES IN THE PORTFOLIO BEING IN EXCESS OF 20% IN THE FIRST QUARTER, AS THESE COMPANIES HAVE CONTINUED TO BENEFIT FROM STRONG SALES.

   o TECHNOLOGY REMAINS THE FUND'S LARGEST SECTOR WEIGHTING BECAUSE THE INDUSTRY CONTINUES TO SHOW THE BEST GROWTH IN SALES AND PROFITS. THE SAME COMPANIES THAT HAVE HELPED THE FUND FOR QUITE A WHILE, INCLUDING MICROSOFT, COMPUTER ASSOCIATES, AND CISCO SYSTEMS, CONTINUE TO PERFORM WELL.

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          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    June 12, 1998


--------------------------------------------------------------------------------

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

------------------------------

[Photo of Christian A. Felipe]

------------------------------
     Christian A. Felipe

For the six months ended May 31, 1998, Class A shares of the Fund provided a total return of 17.51%, Class B shares 17.10%, Class C shares 17.04%, and Class I shares 17.66%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 15.06% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. COULD YOU TALK ABOUT THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. The main reason for the Fund's outperformance was that earnings growth for the majority of the companies in the Fund was in excess of 20% in the first quarter as these companies continued to benefit from strong sales, while earnings growth for the S&P 500 was only up approximately 3% during the same period.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT OF THE PAST SEVERAL MONTHS?

A. It continues to be very good. We've had a long period of steady growth and low inflation, which has benefited the Fund. The Asian markets have come back, although they have been volatile.

Q. WHY HAVE THE COMPANIES IN THE FUND HAD STRONG EARNINGS WHEN SO MANY OTHERS HAVE REPORTED DISAPPOINTING EARNINGS?

A. We emphasize companies that have strong sales growth and that don't depend on pricing power to boost earnings, as well as companies whose growth patterns can overcome obstacles such as the Asian turmoil. In isolated sectors such as technology Asia has had an impact, but, in general, our stocks have seen little effect from Asia.

Q. TECHNOLOGY CONTINUES TO BE THE FUND'S LARGEST SECTOR WEIGHTING. WHY IS IT STILL SO ATTRACTIVE TO YOU?

A. The industry continues to show the best unit and profit growth. The same companies that have helped the Fund for quite a while, including Microsoft, Computer Associates, and Cisco Systems, continue to perform well. There are still lingering concerns about Japan and the rest of Asia, so we have cut back on some companies that we think are more exposed to the problems there, including several of the Fund's semiconductor holdings.

Q. HAS THE GOVERNMENT'S SUIT AGAINST MICROSOFT HURT THE COMPANY?

A. The legal issue has certainly hurt the stock somewhat, and we were disappointed that it will have to go to trial. We felt that the company made reasonable compromises to the government, but because the government is still allowing Microsoft to ship Windows 98, we don't think the case is going to have a real impact on the company's earnings.

Q. NOW, WHAT ABOUT FINANCIAL SERVICES?

A. That continues to be a strong industry. We think the inflation rate, driven by the currency crisis in Asia, is going to remain low, while interest rates will be stable and declining, all of which helps this industry. We will continue to own the asset gatherers such as Morgan Stanley, Dean Witter and Franklin Resources that stand to benefit from people's saving and investing for retirement. We've also benefited from the continuing consolidation in the industry. For example, we owned some stock in Travelers when Travelers bought Citicorp.

Q. RETAILING HAS MOVED UP TO BECOME THE THIRD-LARGEST SECTOR. WHAT'S GOING ON THERE?

A. We continue to like this industry, which is benefiting from a strong consumer sector and consolidation. With the economy strong and unemployment low, people have more confidence and more money to spend. This has meant increased sales for companies like Home Depot and Wal-Mart. At the same time, consolidation, the increased use of managed care, and co-payments have helped companies such as CVS and Rite Aid.

Q. IN YOUR LAST REPORT, YOU SAID YOU HAD REFOCUSED THE FUND'S HEALTH CARE HOLDINGS FROM HEALTH MAINTENANCE ORGANIZATIONS TO PHARMACEUTICAL COMPANIES. HOW IS THAT GROUP PERFORMING?

A. Very well. The pharmaceutical companies continue to introduce new products at a great pace. For example, a lot more people are taking cholesterol- lowering drugs, and Bristol-Myers Squibb, which makes one of the best- selling drugs in this area, is a big position in the Fund. We did eliminate Pfizer because of the publicity surrounding Viagra, which pushed up its stock beyond what we felt was a reasonable valuation. But, overall, the industry continues to outperform.

Q. HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN OTHER FUND HOLDINGS?

A. We made Associates First Capital, the former financing arm of the Ford Motor Co., a very large position. We've owned it for a long time, but we took advantage of some weakness in the stock's price when the company was spun off by Ford. Other than that, we really haven't seen the need to make any big changes to the portfolio. We have modestly added to or subtracted from several positions, but the portfolio contains just about all of the names it did six months ago.

Q. COULD YOU TALK ABOUT ANY SPECIFIC STOCKS THAT PERFORMED BETTER THAN EXPECTED, AND WHY YOU THINK THEY DID WELL?

A. Again, the surprisingly strong consumer sector helped companies such as Home Depot exceed earnings estimates by a greater margin than we expected. Also, brokerage firms, specifically the asset gatherers like Morgan Stanley, Dean Witter, have beaten expectations because people have begun investing more for retirement.

Q. WHAT DO YOU SEE AS THE GREATEST RISK TO THE MARKETS AND THE FUND IN COMING MONTHS?

A. The greatest risk is that earnings, particularly in the S&P 500, continue to decline because of a slowing economy or crises in Asia, Russia, and other emerging markets. As earnings estimates go down, the stocks will go down. So the risk would be an earnings recession, though not necessarily an economic recession. This would be brought about by the fact that we're in such a globally competitive environment that the Asian crisis results in lower prices. We try and avoid those problems by using our bottom-up approach of picking the best stocks, but there is a risk that even these stocks could be hurt for a time.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENTS FOR THE FUND?

A. I continue to be optimistic. Earnings drive stocks prices, and the earnings for the companies we own continue to be favorable because they're in strong industries, they have strong positions in those industries, and they have strong product cycles. What would reverse that favorable earnings trend would be a global recession that affects the earnings power of these companies. We don't anticipate such a reversal in the foreseeable future. There are signs of a slowdown but, because of their unique positions, the companies we own are staying ahead of it.

/s/ Christian A. Felipe

    Christian A. Felipe
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   CHRISTIAN A. FELIPE IS A SENIOR VICE PRESIDENT OF MFS(R) INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND, MFS(R) STRATEGIC GROWTH FUND, AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. FELIPE JOINED THE MFS RESEARCH DEPARTMENT IN 1986. HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1988, VICE PRESIDENT -- INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996.

   MR. FELIPE IS A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES, AND THE UNIVERSITY OF PENNSYLVANIA WHARTON SCHOOL OF FINANCE AND COMMERCE.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME
                             RATHER THAN CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     JANUARY 1, 1935

  CLASS INCEPTION:           CLASS A  JANUARY 1, 1935
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS C  NOVEMBER 3, 1997
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $3.0 BILLION NET ASSETS AS OF MAY 31, 1998

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH MAY 31, 1998

CLASS A
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +17.51%      +44.11%      +150.22%      +183.94%        +519.69%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +44.11%      + 35.76%      + 23.21%        + 20.01%
------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +35.82%      + 33.11%      + 21.76%        + 19.30%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +17.10%      +43.15%      +144.24%      +173.36%        +496.34%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +43.15%      + 34.67%      + 22.28%        + 19.55%
------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +39.15%      + 34.11%      + 22.09%        + 19.55%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +17.04%      +43.52%      +149.22%      +182.68%        +517.11%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +43.52%      + 35.58%      + 23.10%        + 19.96%
------------------------------------------------------------------------------------------------------------------
SEC Results                                          --        +42.31%      + 35.58%      + 23.10%        + 19.96%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                 6 Months       1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                           +17.66%      +44.48%      +151.10%      +184.87%        +521.76%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                          --        +44.48%      + 35.92%      + 23.29%        + 20.05%
------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                                               28.0%
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FINANCIAL SERVICES                                                       17.0%
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RETAILING                                                                16.0%
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LEISURE                                                                  12.3%
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HEALTH CARE                                                               7.5%
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For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

ASSOCIATES FIRST CAPITAL CORP.  5.3%     BMC SOFTWARE, INC.  3.4%
Consumer finance company                 Computer software company

MICROSOFT CORP.  5.2%                    SAFEWAY, INC.  3.0%
Computer software and systems company    Grocery store chain

COMPUTER ASSOCIATES INTERNATIONAL,       ORACLE CORP.  2.9%
INC.  4.7%                               Database software developer and
Computer software company                manufacturer

TYCO INTERNATIONAL LTD.  4.5%            CADENCE DESIGN SYSTEMS, INC.  2.6%
Fire protection, packaging, and          Computer software and systems company
electronic equipment manufacturer
                                         RITE AID CORP.  2.6%
CVS CORP.  4.2%                          Drug store chain
Drug store chain

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1998

Stocks - 95.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.1%
  Advertising
    Young & Rubicam, Inc.*                                                     28,000     $      784,000
--------------------------------------------------------------------------------------------------------
  Aerospace - 2.9%
    Gulfstream Aerospace Corp.*                                               785,000     $   33,362,500
    United Technologies Corp.                                                 575,000         54,050,000
                                                                                          --------------
                                                                                          $   87,412,500
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.5%
    Firstar Corp.                                                             155,000     $    5,686,563
    Fleet Financial Group, Inc.                                                85,000          6,970,000
    National City Corp.                                                       300,000         20,325,000
    Norwest Corp.                                                             335,000         13,023,125
    State Street Corp.                                                        185,000         12,753,437
    Wells Fargo & Co.                                                          44,000         15,906,000
                                                                                          --------------
                                                                                          $   74,664,125
--------------------------------------------------------------------------------------------------------
  Building - 0.1%
    Sherwin Williams Co.                                                       50,000     $    1,662,500
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    Affiliated Computer Services, Inc., "A"*                                  675,000     $   22,485,937
    Sun Microsystems, Inc.*                                                   455,000         18,228,438
                                                                                          --------------
                                                                                          $   40,714,375
--------------------------------------------------------------------------------------------------------
  Business Services - 1.8%
    AccuStaff, Inc.*                                                          345,000     $   11,363,437
    Ceridian Corp.*                                                           120,000          6,480,000
    Computer Sciences Corp.*                                                  250,000         12,984,375
    DST Systems, Inc.*                                                        215,000         11,368,125
    First Data Corp.                                                           75,000          2,493,750
    Fiserv, Inc.*                                                             150,000          8,845,313
                                                                                          --------------
                                                                                          $   53,535,000
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    AirTouch Communications, Inc.*                                            165,000     $    7,858,125
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Sigma-Aldrich Corp.                                                       525,000     $   19,162,500
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.2%
    Autodesk, Inc.                                                            145,000     $    6,162,500
    Microsoft Corp.*                                                        1,750,600        148,472,762
                                                                                          --------------
                                                                                          $  154,635,262
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 14.1%
    BMC Software, Inc.*                                                     2,100,000     $   96,731,250
    Cadence Design Systems, Inc.*                                           2,115,000         74,553,750
    Computer Associates International, Inc.                                 2,550,000        133,875,000
    Compuware Corp.*                                                          705,000         32,385,937
    Oracle Corp.*                                                           3,500,000         82,687,500
                                                                                          --------------
                                                                                          $  420,233,437
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.2%
    Clorox Co.                                                                150,000     $   12,525,000
    Dial Corp.                                                                200,000          4,962,500
    Kimberly-Clark Corp.                                                      100,000          4,956,250
    Ralston-Ralston Purina Co.                                                 75,000          8,348,437
    Revlon, Inc., "A"*                                                        163,700          8,665,869
    Service Corp. International                                               455,000         18,598,125
    Tyco International Ltd.                                                 2,295,000        127,085,625
                                                                                          --------------
                                                                                          $  185,141,806
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.5%
    General Electric Co.                                                      535,000     $   44,605,625
--------------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    Altera Corp.*                                                             240,000     $    8,070,000
    Analog Devices, Inc.*                                                     100,000          2,468,750
    Intel Corp.                                                               100,000          7,143,750
    Xilinx, Inc.*                                                              25,000            950,781
                                                                                          --------------
                                                                                          $   18,633,281
--------------------------------------------------------------------------------------------------------
  Entertainment - 5.9%
    Capstar Broadcasting Corp., "B"*                                          100,000     $    1,900,000
    CBS Corp.                                                               1,125,000         35,718,750
    Chancellor Media Corp.*                                                   100,000          4,181,250
    Clear Channel Communications, Inc.*                                       200,000         19,175,000
    Cox Radio, Inc., "A"*                                                     195,900          8,252,288
    Harrah's Entertainment, Inc.*                                           1,480,700         37,017,500
    Hearst-Argyle Television, Inc.*                                           100,000          3,600,000
    Jacor Communications, Inc.*                                               250,000         13,218,750
    Mirage Resorts, Inc.*                                                     875,000         18,210,937
    Time Warner, Inc.                                                         200,000         15,562,500
    Univision Communications, Inc., "A"*                                      450,000         15,637,500
    Young Broadcasting, Inc., "A"*                                             65,000          3,371,875
                                                                                          --------------
                                                                                          $  175,846,350
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 11.3%
    American Express Co.                                                      175,000     $   17,959,375
    Associates First Capital Corp., "A"                                     1,995,000        149,250,938
    CIT Group, Inc., "A"*                                                     145,000          4,567,500
    Federal National Mortgage Assn                                            685,000         41,014,375
    Federated Investors, Inc. "B"*                                             26,700            478,931
    Franklin Resources, Inc.                                                1,000,000         48,875,000
    Heller Financial, Inc., "A"*                                               43,200          1,204,200
    Merrill Lynch & Co., Inc.                                                 125,000         11,187,500
    Morgan Stanley, Dean Witter, Discover & Co.                               810,000         63,230,625
                                                                                          --------------
                                                                                          $  337,768,444
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Travelers Group, Inc.                                                     185,000     $   11,285,000
    Washington Mutual, Inc.                                                   155,000         10,946,875
                                                                                          --------------
                                                                                          $   22,231,875
--------------------------------------------------------------------------------------------------------
  Insurance - 1.2%
    Allstate Corp.                                                            125,000     $   11,765,625
    American International Group, Inc.                                         50,000          6,190,625
    Lincoln National Corp.                                                    135,000         12,133,125
    Torchmark Corp.                                                           117,300          5,029,238
                                                                                          --------------
                                                                                          $   35,118,613
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.1%
    American Home Products Corp.                                              315,000     $   15,218,438
    Biomet, Inc.                                                              115,000          3,320,625
    Bristol-Myers Squibb Co.                                                  471,500         50,686,250
    Johnson & Johnson                                                          50,000          3,453,125
    McKesson Corp.                                                            100,000          7,812,500
    Schering Plough Corp.                                                     500,000         41,843,750
                                                                                          --------------
                                                                                          $  122,334,688
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Health Management Associates, Inc., "A"*                                   65,000     $    1,937,813
    HEALTHSOUTH Corp.*                                                      1,455,000         41,285,625
    Total Renal Care Holdings, Inc.*                                          150,000          4,603,125
    United Healthcare Corp.                                                   665,000         42,560,000
                                                                                          --------------
                                                                                          $   90,386,563
--------------------------------------------------------------------------------------------------------
  Oils - 0.5%
    Exxon Corp.                                                               195,000     $   13,747,500
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Gannett Co., Inc.                                                         455,000     $   30,001,563
    Pulitzer Publishing Co.                                                    15,000          1,327,500
    Tribune Co.                                                                85,000          5,684,375
                                                                                          --------------
                                                                                          $   37,013,438
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 4.5%
    Cendant Corp.*                                                          1,563,100     $   33,899,731
    Four Seasons Hotels, Inc.                                                  50,000          1,562,500
    Hilton Hotels Corp.                                                       500,000         15,718,750
    Marriott International, Inc., "A"                                         285,000          9,903,750
    McDonalds Corp.                                                            85,000          5,578,125
    Promus Hotel Corp.*                                                     1,597,600         69,096,200
                                                                                          --------------
                                                                                          $  135,759,056
--------------------------------------------------------------------------------------------------------
  Stores - 11.3%
    CVS Corp.                                                               1,685,000     $  118,265,937
    CVS Trust Automatic Common Exchange Security*                              82,800          5,847,750
    General Nutrition Cos., Inc.*                                             305,000          9,626,563
    Home Depot, Inc.                                                          490,000         38,495,625
    Liz Claiborne, Inc.                                                       150,000          7,603,125
    Office Depot, Inc.*                                                     1,585,000         46,757,500
    Rite Aid Corp.                                                          2,050,000         73,415,625
    Wal-Mart Stores, Inc.                                                     685,000         37,803,437
                                                                                          --------------
                                                                                          $  337,815,562
--------------------------------------------------------------------------------------------------------
  Supermarkets - 3.9%
    Meyer (Fred), Inc.*                                                       684,500     $   29,433,500
    Safeway, Inc.*                                                          2,356,000         85,846,750
                                                                                          --------------
                                                                                          $  115,280,250
--------------------------------------------------------------------------------------------------------
  Telecommunications - 5.7%
    Aspect Telecommunications Corp.*                                           75,000     $    1,935,938
    Cisco Systems, Inc.*                                                      800,000         60,500,000
    Global TeleSystems Group, Inc.*                                            13,200            505,725
    Lucent Technologies, Inc.                                                 505,000         35,823,437
    MCI Communications Corp.                                                1,100,000         58,815,625
    Sprint Corp.                                                               50,000          3,587,500
    WorldCom, Inc.*                                                           175,000          7,962,500
                                                                                          --------------
                                                                                          $  169,130,725
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    LCI International, Inc.*                                                  448,600     $   16,794,463
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $2,718,270,063
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.0%
  France - 0.4%
    Alcatel Alsthom (Telecommunications)                                       53,020     $   11,340,229
    Alcatel Alsthom, ADR (Telecommunications)                                  35,900          1,552,675
                                                                                          --------------
                                                                                          $   12,892,904
--------------------------------------------------------------------------------------------------------
  Germany - 0.4%
  SAP AG (Computer Software - Systems)                                          6,500     $    3,357,047
  SAP AG, ADR (Computer Software - Systems)##                                  50,000          9,225,000
                                                                                          --------------
                                                                                          $   12,582,047
--------------------------------------------------------------------------------------------------------
  Japan - 1.2%
    Canon, Inc. (Office Equipment)                                            252,000     $    5,997,836
    Sony Corp. (Electronics)                                                  194,000         16,370,718
    Sony Corp., ADR (Electronics)                                             156,000         13,074,750
                                                                                          --------------
                                                                                          $   35,443,304
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    ING Groep N.V. (Financial Services)*                                      123,100     $    8,448,939
    ING Groep N.V., ADR (Financial Services)                                   71,900          4,916,162
                                                                                          --------------
                                                                                          $   13,365,101
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    British Petroleum PLC, ADR (Oils)                                         450,000     $   39,881,250
    Sema Group PLC (Computer Software - Systems)                              125,000          4,914,430
                                                                                          --------------
                                                                                          $   44,795,680
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  119,079,036
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,150,479,058)                                            $2,837,349,099
--------------------------------------------------------------------------------------------------------
Bonds - 0.8%
--------------------------------------------------------------------------------------------------------
                                                                     PRINCIPAL AMOUNT
                                                                        (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 0.8%
    U.S. Treasury Bonds, 6.125s, 2027                                       $   4,800     $    5,015,232
    U.S. Treasury Bonds, 6.625s, 2027                                          17,500         19,293,750
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $22,411,734)                                                $   24,308,982
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.4%
--------------------------------------------------------------------------------------------------------
    Anheuser Busch, Inc., due 6/01/98                                       $  20,000     $   20,000,000
    Federal Home Loan Bank, due 7/08/98                                        21,300         21,182,223
    Federal Home Loan Mortgage Corp., due 6/01/98 - 6/30/98                    90,300         90,036,135
    Federal National Mortgage Assn., due 6/11/98                                4,400          4,393,375
    General Electric Capital Corp., due 6/01/98                                24,600         24,600,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  160,211,733
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,333,102,525)                                       $3,021,869,814
Other Assets, Less Liabilities - (1.3)%                                                      (38,038,000)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,983,831,814
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
MAY 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,333,102,525)       $ 3,021,869,814
  Cash                                                                  456,292
  Receivable for investments sold                                    23,646,079
  Receivable for Fund shares sold                                    27,076,643
  Dividends and interest receivable                                   1,697,925
  Other assets                                                           13,137
                                                                ---------------
    Total assets                                                $ 3,074,759,890
                                                                ---------------
Liabilities:
  Payable for investments purchased                             $    33,488,943
  Payable for Fund shares reacquired                                 55,736,390
  Payable to affiliates -
    Management fee                                                       59,568
    Administrative fee                                                    3,074
    Shareholder servicing agent fee                                      27,818
    Distribution and service fee                                      1,408,791
  Accrued expenses and other liabilities                                203,492
                                                                ---------------
      Total liabilities                                         $    90,928,076
                                                                ---------------
Net assets                                                      $ 2,983,831,814
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $ 2,061,571,927
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                              688,763,010
  Accumulated undistributed net realized gain on
    investments
    and foreign currency transactions                               232,672,946
  Accumulated undistributed net investment income                       823,931
                                                                ---------------
      Total                                                     $ 2,983,831,814
                                                                ===============
Shares of beneficial interest outstanding                         207,270,449
                                                                  ===========

Class A shares:
  Net asset value per share
    (net assets of $2,487,377,542 / 171,621,328 shares of
     beneficial interest outstanding)                               $14.49
                                                                    ======
  Offering price per share (100 / 94.25)                            $15.38
                                                                    ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $425,546,912 / 30,583,852 shares of
     beneficial interest outstanding)                               $13.91
                                                                    ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $56,720,099 / 4,086,775 shares of
     beneficial interest outstanding)                               $13.88
                                                                    ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $14,187,261 / 978,494 shares of
     beneficial interest outstanding)                               $14.50
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $  5,714,830
    Interest                                                         5,475,555
    Foreign taxes withheld                                            (144,345)
                                                                  ------------
      Total investment income                                     $ 11,046,040
                                                                  ------------
  Expenses -
    Management fee                                                $  2,975,708
    Trustees' compensation                                              40,483
    Shareholder servicing agent fee                                  1,372,221
    Distribution and service fee (Class A)                           3,150,765
    Distribution and service fee (Class B)                           1,088,965
    Distribution and service fee (Class C)                              92,064
    Administrative                                                     142,131
    Custodian fee                                                      246,019
    Postage                                                             94,242
    Printing                                                            55,801
    Legal fees                                                          43,146
    Auditing fees                                                       17,203
    Miscellaneous                                                      547,554
                                                                  ------------
      Total expenses                                              $  9,866,302
    Fees paid indirectly                                              (218,405)
                                                                  ------------
      Net expenses                                                $  9,647,897
                                                                  ------------
        Net investment income                                     $  1,398,143
                                                                  ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                     $234,911,386
      Foreign currency transactions                                    (30,856)
                                                                  ------------
        Net realized gain on investments and foreign
          currency transactions                                   $234,880,530
                                                                  ------------
    Change in unrealized appreciation -
      Investments                                                 $111,056,237
      Translation of assets and liabilities in foreign
        currencies                                                       5,292
                                                                  ------------
        Net unrealized gain on investments and foreign
          currency translation                                    $111,061,529
                                                                  ------------
          Net realized and unrealized gain on investments
            and foreign currency                                  $345,942,059
                                                                  ------------
            Increase in net assets from operations                $347,340,202
                                                                  ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                              MAY 31, 1998             NOVEMBER 30, 1997
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    1,398,143                $      338,418
  Net realized gain on investment and foreign currency
    transactions                                               234,880,530                   293,422,338
  Net unrealized gain on investments and foreign
    currency translation                                       111,061,529                   258,770,599
                                                            --------------                --------------
    Increase in net assets from operations                  $  347,340,202                $  552,531,355
                                                            --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $     (801,128)               $       --
  From net investment income (Class C)                              (3,421)                       --
  From net investment income (Class I)                             (27,146)                       --
  From net realized gain on investments and foreign
    currency transactions (Class A)                           (273,013,152)                 (309,700,403)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (16,675,701)                   (5,913,744)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (287,027)                       --
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (1,756,440)                       --
                                                            --------------                --------------
    Total distributions declared to shareholders            $ (292,564,015)               $ (315,614,147)
                                                            --------------                --------------
  Net increase in net assets from Fund share
    transactions                                            $1,049,991,110                $  275,910,431
                                                            --------------                --------------
      Total increase in net assets                          $1,104,767,297                $  512,827,639
Net assets:
  At beginning of period                                     1,879,064,517                 1,366,236,878
                                                            --------------                --------------
At end of period (including accumulated undistributed
  net investment income of $823,931 and $257,483,
  respectively)                                             $2,983,831,814                $1,879,064,517
                                                            ==============                ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                                 MAY 31, 1998              1997            1996            1995            1994           1993
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $14.68            $13.44          $12.51          $10.48          $12.97         $12.15
                                       ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income (loss)         $ 0.02            $ 0.01          $(0.01)         $(0.01)         $(0.01)        $(0.01)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         2.06              4.33            2.55            3.12           (0.49          )1.55
                                       ------            ------          ------          ------          ------         ------
    Total from investment
      operations                       $ 2.08            $ 4.34          $ 2.54          $ 3.11          $(0.50)        $ 1.54
                                       ------            ------          ------          ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.01)           $  --           $  --           $  --           $  --          $  --
  From net realized gain on
    investments and foreign
    currency transactions               (2.26)            (3.10)          (1.61)          (1.08)          (1.99)         (0.72)
                                       ------            ------          ------          ------          ------         ------
    Total distributions
      declared to shareholders         $(2.27)           $(3.10)         $(1.61)         $(1.08)         $(1.99)        $(0.72)
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of period        $14.49            $14.68          $13.44          $12.51          $10.48         $12.97
                                       ======            ======          ======          ======          ======         ======
Total return(+)                        17.51%++          42.91%          23.87%          32.91%         (5.00)%         13.43%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            0.74%+            0.71%           0.72%           0.73%           0.72%          0.71%
  Net investment income (loss)          0.25%+            0.05%         (0.05)%         (0.08)%         (0.06)%        (0.19)%
Portfolio turnover                        33%               93%            107%             46%             56%            52%
Net assets at end of period
  (000,000 omitted)                    $2,487            $1,773          $1,341          $1,180            $977         $1,132

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED NOVEMBER 30,
                                                   --------------------------------------------------------------------------
                                                        1992             1991              1990           1989           1988
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $10.87           $ 8.48            $10.70         $ 8.39         $ 9.05
                                                      ------           ------            ------         ------         ------
Income from investment operations -
  Net investment income (loss)                        $(0.03)          $ 0.01            $ 0.05         $ 0.09         $ 0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        2.07             2.93             (1.02)          3.14           0.64
                                                      ------           ------            ------         ------         ------
    Total from investment operations                  $ 2.04           $ 2.94            $(0.97)        $ 3.23         $ 0.76
                                                      ------           ------            ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $  --            $(0.03)           $(0.05)        $(0.08)        $(0.15)
  From net realized gain on investments and
    foreign currency transactions                      (0.76)           (0.52)            (1.20)         (0.84)         (1.27)
                                                      ------           ------            ------         ------         ------
    Total distributions declared to
      shareholders                                    $(0.76)          $(0.55)           $(1.25)        $(0.92)        $(1.42)
                                                      ------           ------            ------         ------         ------
Net asset value - end of period                       $12.15           $10.87            $ 8.48         $10.70         $ 8.39
                                                      ======           ======            ======         ======         ======
Total return(+)                                       19.35%           36.56%          (10.27)%         42.14%          8.21%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                                             0.67%            0.63%             0.53%          0.54%          0.58%
  Net investment income (loss)                       (0.24)%            0.14%             0.55%          0.91%          1.27%
Portfolio turnover                                       16%              39%               44%            32%            75%
Net assets at end of period
  (000,000 omitted)                                   $1,070             $950              $749           $907           $735

(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED NOVEMBER 30,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                                 MAY 31, 1998              1997            1996            1995            1994          1993*
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $14.23            $13.12          $12.26          $10.35          $12.93         $12.91
                                       ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment loss                  $(0.03)           $(0.09)         $(0.11)         $(0.11)         $(0.09)        $(0.01)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         1.97              4.21            2.51            3.10           (0.50)          0.03
                                       ------            ------          ------          ------          ------         ------
    Total from investment
      operations                       $ 1.94            $ 4.12          $ 2.40          $ 2.99          $(0.59)        $ 0.02
                                       ------            ------          ------          ------          ------         ------
Less distributions declared to
  shareholders from net
  realized gain on investments
  and foreign currency
  transactions                         $(2.26)           $(3.01)         $(1.54)         $(1.08)         $(1.99)        $  --
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of
 period                                $13.91            $14.23          $13.12          $12.26          $10.35         $12.93
                                       ======            ======          ======          ======          ======         ======
Total return                           17.10%++          41.77%          22.87%          32.09%         (5.82)%          0.70%+
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.45%+            1.50%           1.61%           1.63%           1.60%          1.49%+
  Net investment loss                 (0.46)%+          (0.74)%         (0.94)%         (0.98)%         (0.87)%        (0.99)%+
Portfolio turnover                        33%               93%            107%             46%             56%            52%
Net assets at end of period
  (000,000 omitted)                      $426               $93             $25             $14              $9             $2

 * For the period from the inception of Class B, September 7, 1993, through November 30, 1993.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998             NOVEMBER 30, 1997*
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS C
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $14.23                         $13.98
                                                                         ------                         ------
Income from investment operations# -
  Net investment loss                                                    $(0.03)                        $(0.01)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  1.97                           0.26
                                                                         ------                         ------
    Total from investment operations                                     $ 1.94                         $ 0.25
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.03)                        $  --
  From net realized gain on investments and foreign currency
    transactions                                                          (2.26)                           --
                                                                         ------                         ------
Total distributions declared to shareholders                             $(2.29)                        $  --
                                                                         ------                         ------
Net asset value - end of period                                          $13.88                         $14.23
                                                                         ======                         ======
Total return                                                             17.04%++                        1.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.45%+                         1.54%+
  Net investment loss                                                   (0.46)%+                       (0.91)%+
Portfolio turnover                                                          33%                            93%
Net assets at end of period (000 omitted)                               $56,720                           $383

 * For the period from the inception of Class C, November 3, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998             NOVEMBER 30, 1997*
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $14.71                         $ 9.86
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.04                         $ 0.03
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  2.04                           4.82
                                                                         ------                         ------
    Total from investment operations                                     $ 2.08                         $ 4.85
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.03)                        $  --
  From net realized gain on investments and foreign currency
    transactions                                                          (2.26)                           --
                                                                         ------                         ------
  Total distributions declared to shareholders                           $(2.29)                        $  --
                                                                         ------                         ------
Net asset value - end of period                                          $14.50                         $14.71
                                                                         ======                         ======
Total return                                                             17.66%++                       49.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.45%+                         0.49%+
  Net investment income                                                   0.54%+                         0.22%+
Portfolio turnover                                                          33%                            93%
Net assets at end of period (000 omitted)                               $14,187                        $12,482

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

            First $200 million of average net assets         0.50%
            Next $300 million of average net assets          0.40%
            Average net assets in excess of $500 million     0.20%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,812 for the six months ended May 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $947,777 for the six months ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. At the direction of the Trustees, effective April 1, 1998, the 0.10% per annum Class A distribution fee is being paid by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,504,348 for the six months ended May 31, 1998. Fees incurred under the distribution plan during the six months ended May 31, 1998, were 0.29% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,341 and $261 for Class B and Class C shares, respectively, for the six months ended May 31, 1998. Fees incurred under the distribution plan during the six months ended May 31, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1998, were $4,274, $114,232, and $7,438 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,505,503,196 and $742,634,177, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,333,102,525
                                                               --------------
Gross unrealized appreciation                                  $  705,672,779
Gross unrealized depreciation                                     (16,905,490)
                                                               --------------
    Net unrealized appreciation                                $  688,767,289
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                      SIX MONTHS ENDED MAY 31, 1998          YEAR ENDED NOVEMBER 30, 1997
                                  ---------------------------------      --------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                       125,000,721       $ 1,755,463,244        75,114,877      $  956,127,239
Shares issued to shareholders in
  reinvestment of distributions    18,083,026           214,829,570        24,285,107         243,865,941
Shares transferred to Class I          --                    --              (729,102)         (7,188,941)
Shares reacquired                 (92,274,265)       (1,306,490,244)      (77,641,256)       (983,055,158)
                                  -----------       ---------------       -----------      --------------
    Net increase                   50,809,482       $   663,802,570        21,029,626      $  209,749,081
                                  ===========       ===============       ===========      ==============

Class B Shares
                                      SIX MONTHS ENDED MAY 31, 1998          YEAR ENDED NOVEMBER 30, 1997
                                  ---------------------------------      --------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                        27,020,862       $   371,293,082         8,666,385      $  107,069,031
Shares issued to shareholders in
  reinvestment of distributions     1,299,947            14,888,269           561,425           5,501,995
Shares reacquired                  (4,269,122)          (57,557,418)       (4,607,848)        (55,387,255)
                                  -----------       ---------------       -----------      --------------
    Net increase                   24,051,687       $   328,623,933         4,619,962      $   57,183,771
                                  ===========       ===============       ===========      ==============

Class C Shares
                                      SIX MONTHS ENDED MAY 31, 1998        PERIOD ENDED NOVEMBER 30, 1997*
                                  ---------------------------------      --------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                         4,292,208       $    59,318,955            26,928      $      375,739
Shares issued to shareholders in
  reinvestment of distributions        18,018               205,767          --                 --
Shares reacquired                    (250,379)           (3,395,450)        --                 --
                                  -----------       ---------------       -----------      --------------
    Net increase                    4,059,847       $    56,129,272            26,298      $      375,739
                                  ===========       ===============       ===========      ==============

Class I Shares
                                      SIX MONTHS ENDED MAY 31, 1998      PERIOD ENDED NOVEMBER 30, 1997**
                                  ---------------------------------      --------------------------------
                                       SHARES                AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           115,446       $     1,583,344           187,228      $    2,297,029
Shares issued to shareholders in
  reinvestment of distributions       150,140             1,783,665          --                 --
Shares transferred from
  Class A                            --                  --                   729,102           7,188,941
Shares reacquired                    (135,564)           (1,931,674)          (67,858)           (884,130)
                                  -----------       ---------------       -----------      --------------
    Net increase                      130,022       $     1,435,335           848,472      $    8,601,840
                                  ===========       ===============       ===========      ==============

 * For the period from the inception of Class C, November 3, 1997, through November 30, 1997.
** For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1998, was $234.

Massachusetts Investors Growth Stock Fund

Trustees                                              Secretary
Richard B. Bailey* - Private Investor; Former         Stephen E. Cavan*
Chairman and Director (until 1991), MFS
Investment Management                                 Assistant Secretary
                                                      James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                      Custodian
Lawrence H. Cohn, M.D. - Chief of Cardiac             State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School          Investor Information
                                                      For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief            call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.;               a touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                      For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                    financial adviser or, for an information kit,
                                                      call toll free: 1-800-637-2929 any business
Walter E. Robb, III - President and Treasurer,        day from 9 a.m. to 5 p.m. Eastern time (or
Benchmark Advisors, Inc. (corporate financial         leave a message anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                         Investor Service
                                                      MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                   P.O. Box 2281
Vice President, Director, and Secretary,              Boston, MA 02107-9906
MFS Investment Management
                                                      For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                  1-800-225-2606 any business day from
Executive Officer, and Director,                      8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                      For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight                 call toll free: 1-800-637-6576 any business
Resources, Inc. (acquisition planning                 day from 9 a.m. to 5 p.m. Eastern time. (To
specialists) Ward Smith - Former Chairman             use this service, your phone must be equipped
(until 1994), NACCO Industries (holding               with a Telecommunications Device for the
company)                                              Deaf.) For share prices, account balances, and
                                                      exchanges, call toll free: 1-800-MFS-TALK
Investment Adviser                                    (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company              telephone.
500 Boylston Street
Boston, MA 02116-3741                                 World Wide Web
                                                      www.mfs.com
Distributor
MFS Fund Distributors, Inc.
500 Boylston Street                                                     For the fourth year in a row,
Boston, MA 02116-3741                                                   MFS earned a #1 ranking in the
                                                      [Dalbar Logo]     DALBAR, Inc. Broker/Dealer
Portfolio Manager                                                       Survey, Main Office Operations
Christian A. Felipe*                                                    Service Quality Category. The
                                                      firm achieved a 3.42 overall score on a scale of
Treasurer                                             1 to 4 in the 1997 survey. A total of 111 firms
W. Thomas London*                                     responded, offering input on the quality of
                                                      service they received from 29 mutual fund
Assistant Treasurers                                  companies nationwide. The survey contained
Mark E. Bradley*                                      questions about service quality in 11
Ellen Moynihan*                                       categories, including "knowledge of operations
James O. Yost*                                        contact," "keeping you informed," and "ease of
                                                      doing business" with the firm.



*Affiliated with the Investment Adviser

MASSACHUSETTS INVESTORS                                        -----------------
GROWTH STOCK FUND                                                   Bulk Rate
                                                                  U.S. Postage
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[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
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